VOYAGEUR

                     YOUR TAX SENSITIVE INVESTMENT MANAGER



                           NORTH DAKOTA TAX FREE FUND





                                 ANNUAL REPORT



                            DATED DECEMBER 31, 1996


Family of Funds


Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR HIGH YIELD FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in medium and lower grade municipal bonds.

        Voyageur MINNESOTA High Yield Municipal Bond Fund
        Voyageur NATIONAL High Yield Municipal Bond Fund

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.


        Voyageur ARIZONA Tax Free Fund                       Voyageur MINNESOTA Tax Free Fund
        Voyageur CALIFORNIA Tax Free Fund                    Voyageur NATIONAL Tax Free Fund
        Voyageur COLORADO Tax Free Fund                      Voyageur NEW MEXICO Tax Free Fund
        Voyageur FLORIDA Tax Free Fund                       Voyageur NEW YORK Tax Free Fund
        Voyageur IDAHO Tax Free Fund                         Voyageur NORTH DAKOTA Tax Free Fund
        Voyageur IOWA Tax Free Fund                          Voyageur UTAH Tax Free Fund
        Voyageur KANSAS Tax Free Fund                        Voyageur WISCONSIN Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

        Voyageur ARIZONA Insured Tax Free Fund               Voyageur MISSOURI Insured Tax Free Fund
        Voyageur CALIFORNIA Insured Tax Free Fund            Voyageur NATIONAL Insured Tax Free Fund
        Voyageur FLORIDA Insured Tax Free Fund               Voyageur OREGON Insured Tax Free Fund
        Voyageur MINNESOTA Insured Fund                      Voyageur WASHINGTON Insured Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

        Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited Term Tax Free Fund
        Voyageur MINNESOTA Limited Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

        Voyageur AGGRESSIVE GROWTH Fund                      Voyageur GROWTH Stock Fund
        Voyageur GROWTH AND INCOME Fund                      Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

        Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

        Voyageur CALIFORNIA MUNICIPAL CASH Series            Voyageur MUNICIPAL CASH Series
        Voyageur FLORIDA MUNICIPAL CASH Series               Voyageur OHIO MUNICIPAL CASH Series
        Voyageur GOVERNMENT CASH Series                      Voyageur PRIME CASH Series
        Voyageur MINNESOTA MUNICIPAL CASH Series             Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).




LETTER FROM THE PRESIDENT

[PHOTO]
JOHN G. TAFT
PRESIDENT

Dear Shareholder:

The year 1996 was marked with mixed economic events. During the first half of the year, interest rates rose steadily, propelled by market fears that faster Gross Domestic Product (GDP) growth would ignite inflation. Once these fears abated in June, interest rates began a descent that lasted throughout most of the remainder of the year.

In comparison to their peer group of funds, the overall performance of the Voyageur Tax Free Funds was excellent in 1996. The main reason for this strong performance was Voyageur portfolio managers' subtle shift toward adding income to the portfolios. This additional income allowed us to better position the Funds during the first half of the year when interest rates were rising and municipal bond prices were falling. Within all of our Tax Free Funds, we continued to extend call protection, where possible, in order to better provide for income for longer periods of time.

In January 1997, Lincoln National Corporation (NYSE: LNC) announced that it planned to acquire the parent company of Voyageur Fund Managers, Inc. -- the investment adviser for the Voyageur Tax Free Funds. LNC, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Management Company, Inc. (DMC), an indirect wholly owned subsidiary of LNC, and its affiliate, Delaware International Advisers Ltd., serve as the investment advisers to the investment companies in the Delaware Group of Funds (the Delaware Group), which currently includes 16 open-end funds and two closed-end funds (comprising 48 separate investment portfolios). DMC through its Delaware Investment Advisers division, Delaware International Advisers Ltd. and certain other subsidiaries of Delaware Management Holdings, Inc. (DMH) also provides investment advice with respect to separately managed accounts of institutional and other clients. DMH, through its subsidiaries, is responsible for the management of approximately $32 billion. Voyageur Fund shareholders should benefit from this acquisition by being able to select from a wider variety of mutual funds in the expanded Delaware-Voyageur fund family.

Delaware Management, like Voyageur, has a conservative, long-term investment philosophy. The continuity in the Voyageur Tax Free Funds' management styles should also be further maintained since Andrew M. McCullagh and Elizabeth Howell, two of the senior municipal bond portfolio managers for the Voyageur Tax Free Funds, will continue to play a key role in the management of the Voyageur Tax Free Funds after the transition.

We appreciate your patronage and confidence in Voyageur Fund Managers. If at any time you have questions about your Voyageur fund investment, I urge you to contact your personal financial adviser. Voyageur Client Service representatives are also available from 7 a.m. to 6 p.m. (Central Standard Time) to answer any questions you may concerning this transaction or your Voyageur fund investment.

Sincerely,


/s/ John G. Taft

John G. Taft
President
Voyageur North Dakota Tax Free Fund


VOYAGEUR NORTH DAKOTA TAX FREE FUND
In the first half of the year, bond prices fell as yields rose. Economic data during this period showed surprising strength in the domestic economy and raised the specter of inflation. During the summer, bond yields stabilized as investors became increasingly confident that Federal Reserve Chairman Alan Greenspan would monitor and tweak short-term interest rates in order to achieve a moderate economic growth and low inflation. The flat tax debate, which stimulated a great deal of discussion and speculation in political and economic circles in 1995 and early 1996, lost momentum and largely faded away after the election. The tax-exempt bond market finished the year with modest, positive total returns.

VOYAGEUR NORTH DAKOTA TAX FREE FUND
For the year ended December 31, 1996, the total return at net asset value (NAV) for the class A shares of the Voyageur North Dakota Tax Free Fund was 3.89%.*

Adding incremental income to the portfolio was an important objective for the Voyageur North Dakota Tax Free Fund. Our continued focus on the housing sector helped achieve this objective. Housing bonds made up nearly 25% of the portfolio. These bonds are generally believed to produce a greater amount of coupon income than bonds in many other sectors.

Even with our strong commitment to the housing sector, the portfolio remained well diversified by sector and individual issues. We maintained excellent call protection on the Fund. We also had an average credit quality rating of Aa/AA.

OUTLOOK
Overall, the U.S. economy is still showing signs of moderate growth and moderate inflation. Our outlook for the municipal market continues to be favorable, and we expect interest rates to decline over the long term.


[PHOTO]

ELIZABETH H. HOWELL IS THE
SENIOR MUNICIPAL BOND
MANAGER FOR THE VOYAGEUR
NORTH DAKOTA TAX FREE
FUND. MS. HOWELL HAS MORE
THAN 10 YEARS OF INVESTMENT
INDUSTRY EXPERIENCE.



*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.




                       VOYAGEUR NORTH DAKOTA TAX FREE FUND
                               Portfolio Abstract
                     For the Period Ended December 31, 1996


                                 CLASS A SHARES

                                     [GRAPH]

               ND Tax Free                             ND Tax Free                               Lehman Bros. 20
Without Sales ChargeWith Sales Charge           Year Municipal Bond Index
                   10000                                  9625                                        10000
Apr-91             10000                                  9625                                        10000
                  10106.7                                9727.66                                      10145
                  10205.5                                9822.8                                       10250
                  10271.5                                9886.28                                      10220
                  10380.9                                9991.6                                       10370
                  10481.9                                10088.9                                      10508
                  10622.8                                10224.4                                      10651
                  10674.7                                10274.4                                      10756
                  10735.4                                10332.8                                      10773
Dec-91            10920.9                                10511.4                                      11002
                  10940.8                                10530.5                                      11026
                  10949.9                                10539.3                                      11030
                  10969.4                                10558.1                                      11056
                  11085.5                                10669.8                                      11160
                  11191.5                                10771.8                                      11307
                   11352                                 10926.3                                      11515
                  11688.6                                11250.3                                      11927
                  11521.8                                11089.8                                      11778
                   11563                                 11129.4                                      11837
                  11504.4                                 11073                                       11669
                  11891.5                                11445.5                                      11965
Dec-92            11979.8                                11530.5                                      12122
                  12089.9                                11636.5                                      12251
                  12449.5                                11982.6                                      12771
                  12443.9                                11977.3                                      12660
                  12551.2                                12080.6                                      12819
                  12613.8                                12140.8                                      12926
                  12791.7                                 12312                                       13164
                  12889.6                                12406.3                                      13179
                  13127.2                                 12635                                       13494
                  13153.6                                12660.3                                      13664
                  13215.3                                12719.7                                      13689
                  13073.4                                12583.1                                      13538
Dec-93             13321                                 12821.5                                      13865
                  13584.8                                13075.3                                      14039
                  13317.9                                12818.5                                      13622
                  12842.3                                12360.7                                      12905
                  12633.5                                12159.8                                      13010
                  12704.5                                12228.1                                      13164
                   12713                                 12236.2                                      13032
                   12957                                 12471.1                                      13331
                  12990.8                                12503.6                                      13368
                  12837.3                                12355.9                                      13101
                  12607.9                                12135.1                                      12755
                  12302.2                                11840.9                                      12456
Dec-94            12592.2                                 12120                                       12847
                  12946.7                                12461.2                                      13350
                  13379.9                                12878.2                                      13834
                  13492.3                                12986.3                                      13992
                  13513.8                                13007.1                                      13989
                  13888.1                                13367.3                                      14517
                   13779                                 13262.3                                      14293
                  13867.3                                13347.3                                      14367
                  14048.7                                13521.9                                      14564
                  14204.1                                13671.5                                      14679
                  14466.7                                13924.2                                      14992
                  14690.5                                14139.6                                      15323
Dec-95            14834.3                                 14278                                       15538
                  14938.6                                14378.4                                      15617
                  14821.6                                14265.8                                      15439
                  14595.7                                14048.4                                      15192
                   14560                                  14014                                       15131
                  14578.4                                14031.7                                      15149
                  14708.2                                14156.6                                      15363
                  14810.4                                 14255                                       15514
                  14856.9                                14299.8                                      15489
                  15057.8                                14493.1                                      15802
                  15189.4                                14619.8                                      15991
                  15448.1                                14868.8                                      16326
Dec-96            15411.2                                14833.3                                      16229




Voyageur North Dakota Tax Free Fund Without Sales Charge - Ending Value $15,411

Voyageur North Dakota Tax Free Fund With Sales Charge - Ending Value $14,833

Lehman Bros. 20 Year Municipal Bond Index - Ending Value $16,229


The Lehman Bros. 20 Year Municipal Bond Index is a broad, unmanaged index of securities of United States Municipalities. The index assumes that no operating expenses, transaction fees or sales loads are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform an index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses. For this reason, few fixed income funds are able to outperform broad market indices over the long term. The chart above is comprised of data that represents the cumulative total return of a hypothetical investment in Class A Shares of $10,000 made on the date the Fund commenced operations through December 31, 1996.

     The performance of separate classes will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Performance quoted represents past performance and is not indicative of future results.
*    Average annual total returns include the maximum 3.75% sales charge.
**   Commencement of operations.
***  Assumes redemption on December 31, 1996



                      Voyageur North Dakota Tax Free Fund
                          Average Annual Total Returns
                                (Class A Shares)
                                                     Since
                          1 Year        5 Year      4/1/91**

Without Sales Charge      3.89%         7.12%       7.80%

With Sales Charge*       (0.01%)        6.30%       7.09%

Lehman Bros. 20           4.45%         8.08%       8.79%
Year Municipal
Bond Index



                      Voyageur North Dakota Tax Free Fund
                          Average Annual Total Returns
                                (Class B Shares)

                                         Since
                              1 Year    5/10/94**

Without Contingent            3.39%      7.55%
Deferred Sales Charge

With Contingent              (1.61%)     6.20%
Deferred Sales Charge***




                      Voyageur North Dakota Tax Free Fund
                          Average Annual Total Returns
                                (Class C Shares)

                                           Since
                               1 Year     7/29/95**

                               2.81%       6.53%




                               Quality Breakdown
                                  [PIE CHART]

                           NR/NR                  1%

                           A/A                   16%

                           Baa/BBB               18%

                           Aa/AA                 27%

                           Aaa/AAA               38%




                                Sector Breakdown
                        (shown as % of total net assets)

                     Housing                      24.3%
                     Health Care                  22.2%
                     Utilities                    18.3%
                     Other Revenue                14.2%
                     General Obligation           10.6%
                     Transportation               4.2%
                     Education                    3.1%
                     Industrial                   1.6%
                     Pre-Refunded/Escrow          0.9%



                                   Statistics

                    Average Maturity        11.8  Years
                    Average Coupon                6.11%
                    Portfolio Duration       7.6  Years
                    Average Quality               Aa/AA





INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Voyageur Tax Free Funds, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur North Dakota Tax Free Fund (a fund within Voyageur Tax Free Funds, Inc.) as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1996 and the financial highlights for each of the years in the five-year period ended December 31, 1996. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur North Dakota Tax Free Fund at December 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended December 31, 1996, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                                KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 14, 1997



VOYAGEUR NORTH DAKOTA TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                               DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------


       ASSETS
Investments in securities, at market value (note 1)
   (identified cost: $33,107,904) ..................................                                   $ 34,238,361
Accrued interest receivable ........................................                                        563,768
Receivable for investment securities sold ..........................                                        544,510
Receivable for Fund shares sold ....................................                                          2,188
                                                                                                       ------------
   Total assets ....................................................                                     35,348,827
                                                                                                       ------------

       LIABILITIES
Bank overdraft .....................................................                                        430,316
Dividends payable to shareholders ..................................                                        138,805
Payable for investment securities purchased ........................                                        308,015
Other accrued expenses .............................................                                         17,567
                                                                                                       ------------
   Total liabilities ...............................................                                        894,703
                                                                                                       ------------
NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK .................                                   $ 34,454,124
                                                                                                       ============

Represented by:
   Capital Stock - $.01 par value (note 1) .........................                                   $     31,676
   Additional paid-in capital ......................................                                     33,797,342
   Undistributed net investment income .............................                                         35,622
   Accumulated net realized loss on investments (note 1) ...........                                       (540,973)
   Unrealized appreciation of investments ..........................                                      1,130,457
                                                                                                       ------------

     TOTAL NET ASSETS ..............................................                                   $ 34,454,124
                                                                                                       ============

Net assets applicable to outstanding Class A Shares ................                                   $ 33,713,299
                                                                                                       ============
Net assets applicable to outstanding Class B Shares ................                                   $    700,333
                                                                                                       ============
Net assets applicable to outstanding Class C Shares ................                                   $     40,492
                                                                                                       ============

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of Capital Stock outstanding: 3,099,514 (note 5)                                   $      10.88
                                                                                                       ============
   Class B - Shares of Capital Stock outstanding: 64,382 (note 5) ..                                   $      10.88
                                                                                                       ============
   Class C - Shares of Capital Stock outstanding: 3,726 (note 5) ...                                   $      10.87
                                                                                                       ============

See accompanying notes to financial statements.


VOYAGEUR NORTH DAKOTA TAX FREE FUND
STATEMENT OF OPERATIONS                                                                YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------


Investment income:
       Interest ...........................................................                    $ 2,065,091
                                                                                               -----------

Expenses (note 3):
       Investment advisory and management fee .............................                        175,239
       Dividend-disbursing, administrative and accounting services fees ...                         86,034
       Printing, postage and supplies .....................................                          6,019
       Audit and accounting fees ..........................................                         13,086
       Legal fees .........................................................                            499
       Distribution fees - Class A ........................................                         86,154
       Distribution fees - Class B ........................................                          5,623
       Distribution fees - Class C ........................................                            167
       Directors' fees ....................................................                          1,042
       Registration fees ..................................................                            363
       Custodian fees .....................................................                          7,668
       Amortization of organizational costs ...............................                            989
       Other ..............................................................                          1,259
                                                                                               -----------
           Total expenses .................................................                        384,142
       Less:  Expenses waived by the distributor ..........................                        (72,351)
                                                                                               -----------
           Total net expenses .............................................                        311,791
                                                                                               -----------
           Investment income - net ........................................                      1,753,300
                                                                                               -----------

Realized and unrealized gain (loss) on investments:
       Realized loss on security transactions (note 2) ....................                       (385,738)
       Net change in unrealized appreciation or depreciation of investments                        (90,482)
                                                                                               -----------
           Net loss on investments ........................................                       (476,220)
                                                                                               -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                    $ 1,277,080
                                                                                               ===========


See accompanying notes to financial statements.


VOYAGEUR NORTH DAKOTA TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------


                                                                                   YEAR            YEAR
                                                                                   ENDED           ENDED
                                                                                DECEMBER 31,    DECEMBER 31,
                                                                                   1996            1995
                                                                               ------------    ------------
Operations:
   Investment income - net .................................................   $  1,753,300    $  1,813,311
   Realized loss on security transactions ..................................       (385,738)        (87,044)
   Net change in unrealized appreciation or depreciation of investments ....        (90,482)      4,122,617
                                                                               ------------    ------------
     Net increase in net assets resulting from operations ..................      1,277,080       5,848,884
                                                                               ------------    ------------

Distributions to shareholders from:
   Investment income - net:
     Class A ...............................................................     (1,698,579)     (1,912,391)
     Class B ...............................................................        (24,585)        (10,940)
     Class C ...............................................................           (722)           (696)
                                                                               ------------    ------------
       Total distributions .................................................     (1,723,886)     (1,924,027)
                                                                               ------------    ------------

Capital share transactions (note 5):
   Proceeds from sale of shares:
     Class A (note 3) ......................................................      1,894,680       3,442,030
     Class B ...............................................................        360,271         248,571
     Class C ...............................................................         28,000          62,010
   Net asset value of shares issued in reinvestment of net
     investment income distributions:
       Class A .............................................................      1,092,516       1,297,310
       Class B .............................................................         18,141           8,279
       Class C .............................................................            731             611
   Payments for redemption of shares:
     Class A ...............................................................     (4,927,263)     (6,371,759)
     Class B (note 3) ......................................................        (49,185)        (49,862)
     Class C ...............................................................         (8,304)        (44,010)
                                                                               ------------    ------------
   Decrease in net assets from share transactions ..........................     (1,590,413)     (1,406,820)
                                                                               ------------    ------------
     Total increase (decrease) in net assets ...............................     (2,037,219)      2,518,037
Net assets at beginning of period ..........................................     36,491,343      33,973,306
                                                                               ------------    ------------
Net assets at end of period (including undistributed net investment
   income of $35,622 and $6,208, respectively) .............................   $ 34,454,124    $ 36,491,343
                                                                               ============    ============

See accompanying notes to financial statements.


VOYAGEUR NORTH DAKOTA TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Voyageur North Dakota Tax Free Fund (the Fund), a fund within Voyageur Tax Free Funds, Inc., is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds.
   The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares may be subject to a contingent deferred sales charge and have no conversion feature. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.
   Pursuant to its amended articles of incorporation, Voyageur Tax Free Funds, Inc. has 10 trillion shares of authorized capital stock that may be issued in one or more series.

   The significant accounting policies followed by the Funds are summarized as follows:

USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
   The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Directors. Short-term securities are valued at amortized cost which approximates market value.
   Security transactions are accounted for on the trade date. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.
   The Fund concentrates its investments in limited geographical areas, and therefore may have more credit risk related to the economic conditions of these areas than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
   Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

ORGANIZATIONAL COSTS
   Organizational costs are being amortized over 60 months on a straight line basis.

FEDERAL TAXES
   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund.
   Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. For federal income tax purposes, as of December 31, 1996, the Fund had a capital loss carryover of $461,009 that will expire in 2003 and 2004 if not offset by subsequent capital gains. It is unlikely that the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be paid throughout the year and net long-term realized capital gains, when available, are distributed annually.

(2) SECURITIES TRANSACTIONS
   Purchase cost and proceeds from sales of securities other than short-term securities aggregated $19,982,054 and $22,447,069 for the year ended December 31, 1996, respectively.

(3) EXPENSES
   The Fund has an investment advisory and management agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is paid monthly and is based on the average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets, on an annual basis.
   The Fund will also pay a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services.
   Each class of shares has a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under these plans the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of average daily net assets of the Class A Shares and 1.00% of average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion. During the year ended December 31, 1996, Fund Distributors voluntarily waived Class A distribution fees of $69,695 and Class B distribution fees of $2,656.
   During the year ended December 31, 1996, sales charges paid by Class A shareholders were $38,688. Of this amount, Fund Distributors received $5,425. Contingent deferred sales charges paid by Class B shareholders were $1,398.

(4) PLANNED FUND REORGANIZATION
   On January 15, 1997 Voyageur's parent, Dougherty Financial Group, Inc. ("DFG"), executed an agreement and plan of merger with Lincoln National Corporation ("LNC") pursuant to which LNC would acquire DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur. This merger is subject to approval of the Fund's Board of Directors and shareholders.

(5) SHARE TRANSACTIONS

Transactions in shares of capital stock during each period were as follows:


                                                                                  CLASS A
                                                                    -----------------------------------
                                                                        YEAR                   YEAR
                                                                        ENDED                  ENDED
                                                                    DECEMBER 31,           DECEMBER 31,
                                                                        1996                   1995
                                                                    ------------           ------------
Shares sold...................................................         175,611                 325,541
Shares issued for reinvested distributions....................         101,442                 124,904
Shares redeemed...............................................       (458,594)                (604,981)
                                                                   -----------             ------------
Decrease in shares outstanding................................       (181,541)                (154,536)
                                                                   ===========             ============



                                                                                 CLASS B
                                                                 --------------------------------------
                                                                        YEAR                   YEAR
                                                                        ENDED                  ENDED
                                                                    DECEMBER 31,           DECEMBER 31,
                                                                        1996                   1995
                                                                    ------------           ------------
Shares sold...................................................         33,146                   23,246
Shares issued for reinvested distributions....................          1,687                      792
Shares redeemed...............................................         (4,529)                  (4,587)
                                                                  ------------             -----------
Increase in shares outstanding................................         30,304                   19,451
                                                                   ==========              ===========



                                                                                 CLASS C
                                                                 --------------------------------------
                                                                        YEAR                PERIOD FROM
                                                                        ENDED             JULY 29, 1995*
                                                                    DECEMBER 31,          TO DECEMBER 31,
                                                                        1996                   1995
                                                                    ------------          ---------------
Shares sold..........................................                   2,582                    5,855
Shares issued for reinvested distributions...........                      68                       57
Shares redeemed......................................                    (770)                  (4,066)
                                                                   -----------               ----------
Increase in shares outstanding.......................                   1,880                    1,846
                                                                   ==========               ==========

---------------------------------
*  Commencement of operations.


(6) FINANCIAL HIGHLIGHTS
        Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                                           CLASS A
                                               ----------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------
                                                   1996          1995           1994           1993           1992
                                               ----------     ----------     ----------     ----------     ----------
 Net asset value:
   Beginning of period .....................   $    11.00     $     9.85     $    11.07     $    10.59     $    10.34
                                               ----------     ----------     ----------     ----------     ----------

Operations:
   Net investment income ...................          .54            .54            .56            .58            .62
   Net realized and unrealized
       gain (loss) on investments ..........         (.13)          1.18          (1.15)           .58            .34
                                               ----------     ----------     ----------     ----------     ----------
           Total from operations ...........          .41           1.72           (.59)          1.16            .96
                                               ----------     ----------     ----------     ----------     ----------

Distributions to shareholders:
   From net investment income (a) ..........         (.53)          (.57)          (.53)          (.58)          (.62)
   From net realized gains .................         --             --             (.08)          (.10)          (.09)
   In excess of net realized gains .........         --             --             (.02)          --             --
                                               ----------     ----------     ----------     ----------     ----------
       Total distributions .................         (.53)          (.57)          (.63)          (.68)          (.71)
                                               ----------     ----------     ----------     ----------     ----------
Net asset value:
   End of period ...........................   $    10.88     $    11.00     $     9.85     $    11.07     $    10.59
                                               ==========     ==========     ==========     ==========     ==========

Total investment return (b) ................         3.89%         17.81%         (5.47)%        11.20%          9.70%

Net assets at end of period (000's omitted)    $   33,713     $   36,096     $   33,829     $   34,880     $   15,846

Ratios:
   Ratio of expenses to
       average daily net assets (f) ........          .88%           .81%           .46%           .59%           .40%
   Ratio of net investment income
       to average daily net assets .........         5.01%          5.07%          5.36%          5.11%          5.78%
          Assuming no voluntary waivers and
              reimbursements:
                 Expenses (c) ..............         1.08%          1.05%          1.14%          1.25%          1.25%
                 Net investment income .....         4.81%          4.83%          4.68%          4.45%          4.93%
Portfolio turnover rate (excluding
   short-term securities) ..................        57.60%         45.34%         32.60%         27.39%         26.27%

See accompanying notes to Financial Highlights.



                                                            CLASS B                              CLASS C
                                          -------------------------------------------  ----------------------------
                                               YEAR              YEAR          PERIOD FROM        YEAR         PERIOD FROM
                                               ENDED             ENDED        MAY 10, 1994(d)     ENDED      JULY 29, 1995(d)
                                            DECEMBER 31,      DECEMBER 31,    TO DECEMBER 31,  DECEMBER 31,   TO DECEMBER 31,
                                                1996              1995             1994            1996             1995
                                              -------           -------           -------        -------          -------
Net asset value:
    Beginning of period ...................   $ 11.00           $  9.85           $ 10.31        $ 11.00          $ 10.51
                                              -------           -------           -------        -------          -------
Operations:
    Net investment income .................       .49               .48               .30            .44              .17
    Net realized and unrealized
       gain (loss) on investments .........      (.13)             1.18              (.39)          (.14)             .50
                                              -------           -------           -------        -------          -------
          Total from operations ...........       .36              1.66              (.09)           .30              .67
                                              -------           -------           -------        -------          -------

Distributions to shareholders:
    From net investment income (a) ........      (.48)             (.51)             (.27)          (.43)            (.18)
    From net realized gains ...............      --                --                (.08)          --               --
    In excess of net realized gains .......      --                --                (.02)          --               --
                                              -------           -------           -------        -------          -------
       Total distributions ................      (.48)             (.51)             (.37)          (.43)            (.18)
                                              -------           -------           -------        -------          -------
Net asset value:
    End of period .........................   $ 10.88           $ 11.00           $  9.85        $ 10.87          $ 11.00
                                              =======           =======           =======        =======          =======

Total investment return (b) ...............      3.39%            17.24%            (0.77)%         2.81%            6.47%

Net assets at end of period (000's omitted)   $   700           $   375           $   144        $    40          $    20

Ratios:
    Ratio of expenses to
       average daily net assets (f) .......      1.36%             1.29%              .99%(e)       1.75%            1.73%(e)
    Ratio of net investment income
       to average daily net assets ........      4.52%             4.56%             4.97%(e)       4.06%            4.00%(e)
          Assuming no voluntary waivers
               and reimbursements:
                 Expenses (c) .............      1.83%             1.79%             1.89%(e)       1.75%            1.73%(e)
                 Net investment income ....      4.05%             4.06%             4.07%(e)       4.06%            4.00%(e)
Portfolio turnover rate (excluding
    short-term securities) ................     57.60%            45.34%            32.60%         57.60%           45.34%

See accompanying notes to Financial Highlights.


NOTES TO FINANCIAL HIGHLIGHTS

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) Voyageur Fund Distributors voluntarily waived or reimbursed expenses during the periods presented. The annual contractual expenses limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund's average daily net assets for Class B and Class C Shares.
(d)  Commencement of operations.
(e)  Annualized.
(f) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.



VOYAGEUR NORTH DAKOTA TAX FREE FUND
INVESTMENTS IN SECURITIES                                                                         DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT                                                                         COUPON                  MARKET
    ($000)   NAME OF ISSUER (c)                                                     RATE     MATURITY     VALUE (a)
-------------------------------------------------------------------------------------------------------------------
             (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
             MUNICIPAL BONDS (99.4%):
             PRE-REFUNDED/ESCROWED TO MATURITY (0.9%):
             -------------------------------------------------------------------------------------------------------
    $ 100    Devils Lake Public School District #1................................  6.80%    05-01-11   $  105,312
      200    Fargo Park District Revenue..........................................  7.25     11-01-11      220,044
                                                                                                        ----------
                                                                                                           325,356
                                                                                                        ----------
             GENERAL OBLIGATION (10.6%):
             -------------------------------------------------------------------------------------------------------

      210    Bismarck Tax Increment .............................................   5.70     05-01-07      212,887
      110    Devils Lake.........................................................   5.75     05-01-10      110,573
      490    Fargo Public School District #1 (MBIA Insured)......................   5.55     06-01-09      496,497
      155    Grand Forks Highway Revenue.........................................   6.00     12-01-10      160,667
      165    Grand Forks Highway Revenue ........................................   6.00     12-01-11      170,569
      170    Grand Forks Highway Revenue ........................................   6.00     12-01-12      175,173
      195    Grand Forks Sales Tax-Cirrus Project................................   5.90(d)  05-01-17      195,653
      270    Grand Forks Sewer Reserve ..........................................   6.70     06-01-07      286,500
      155    Grand Forks Water  Revenue..........................................   5.75     06-01-12      159,672
      165    Grand Forks Water  Revenue..........................................   5.80     06-01-13      170,413
      175    Grand Forks Water  Revenue..........................................   5.85     06-01-14      181,209
      190    Grand Forks Water  Revenue..........................................   5.85     06-01-15      195,704
      215    North Dakota State Real Estate .....................................   6.00     09-01-13      217,154
    1,000    Puerto Rico Aqueduct & Sewer Authority..............................   5.00     07-01-15      935,270
                                                                                                        ----------
                                                                                                         3,667,941
                                                                                                        ----------
             UTILITIES (18.3%):
             -------------------------------------------------------------------------------------------------------

    3,050    Mercer County Pollution Control Revenue Basin Electric Revenue
                (AMBAC Insured)..................................................   6.05     01-01-19    3,135,065
      500    Mercer County Pollution Control Revenue Montana/Dakota
                (FGIC Insured)...................................................   6.65     06-01-22      533,505
      750    Morton Pollution Control Revenue-Montana/Dakota Utilities
                 (FGIC Insured)..................................................   6.65     06-01-22      798,442
      170    Oliver County Pollution Control Revenue, Sq. Butte Electric Co-op...   7.00     12-31-10      170,000
    1,800    Puerto Rico Electric Power Authority................................   5.25     07-01-21    1,664,748
                                                                                                         ---------
                                                                                                         6,301,760
                                                                                                        ----------
             INDUSTRIAL (1.6%):
             -------------------------------------------------------------------------------------------------------

      500    Mercer County Pollution Control Otter Tail Power...................    6.90     02-01-19      536,045
                                                                                                        ----------

             HEALTH CARE (22.2%):
             -------------------------------------------------------------------------------------------------------

      500    Bismarck Hospital Alexius Medical Center (AMBAC Insured)...........    6.90     05-01-06      545,755
      250    Bismarck Hospital Medical Center One Inc. (BIG Insured)............    7.50     05-01-13      269,062
      500    Catholic Health Corporation-Carrington ............................    6.25     11-15-15      515,585
    1,000    Catholic Health Corporation-Cass County Villa Nazareth Project.....    6.25     11-15-14    1,031,170
    1,750    Fargo Health Care Facility-Meritcare...............................    5.38     06-01-27    1,665,773
    1,000    Fargo Hospital Facility St. Luke's Hospital, Series 1992...........    6.50     06-01-15    1,056,170
      225    Grand Forks United Hospital  (MBIA Insured)........................    6.13     12-01-14      237,107
      250    Grand Forks United Hospital (MBIA Insured).........................    6.25     12-01-19      263,958
      230    Ward County Trinity Health Care Facility...........................    5.80     07-01-06      230,929
    1,400    Ward County Trinity Health Care Facility...........................    6.00     07-01-11    1,384,530
      455    Ward County Trinity Health Care Facility...........................    6.00     07-01-10      452,088
                                                                                                       -----------
                                                                                                         7,652,127
                                                                                                       -----------
             HOUSING REVENUE (24.3%):
             -------------------------------------------------------------------------------------------------------

      305    Grand Forks Multifamily Housing Authority Revenue - Ryan House
                Section 8.....................................................      6.30     03-01-22      310,917
      280    Minot Single Family Mortgage.....................................      7.70     08-01-10      305,956
      395    North Dakota Housing Finance Authority Single Family
                Mortgage Series A.............................................      6.95     07-01-12      414,777
    2,000    North Dakota Housing Finance Authority Single Family Mortgage
                Series A......................................................      6.30(d)  07-01-16    2,027,720
    2,255    North Dakota Housing Finance Authority Single Family Mortgage....      6.25(d)  01-01-17    2,277,325
      200    North Dakota State Housing Finance Agency Single Family
                Mortgage Series A (FHA Insured)...............................      6.75     07-01-12      207,764
      955    North Dakota State Housing Finance Agency Single Family
                Mortgage Series E (FNMA Insured)..............................      6.30     01-01-15      975,141
      500    North Dakota State Housing Finance Agency Revenue
                (FNMA Insured)................................................      6.13     12-01-15      509,925
    1,300    North Dakota State Housing Finance Agency Revenue Multifamily
                (FNMA Insured)................................................      6.15     12-01-17    1,323,998
                                                                                                         ---------
                                                                                                         8,353,523
                                                                                                         ---------
             EDUCATION (3.1%):
             -------------------------------------------------------------------------------------------------------

      250    Burleigh County University Facilities Mary PJ Bank Qualified.....      7.13     12-01-11      262,345
      250    North Dakota State University Housing and Auxiliary Facility.....      6.30     04-01-07      265,418
      500    North Dakota State University Housing and Auxiliary Facility.....      6.50     04-01-12      527,390
                                                                                                       -----------
                                                                                                         1,055,153
                                                                                                       -----------
             TRANSPORTATION (4.2%):
             -------------------------------------------------------------------------------------------------------

    1,500    Puerto Rico Commonwealth Highway and Transportation..............      5.50     07-01-26    1,440,855
                                                                                                        ----------

             OTHER REVENUE (14.2%):
             -------------------------------------------------------------------------------------------------------

      500    Fargo Refunding Improvement .....................................      5.90     05-01-07      518,435
    1,310    North Dakota Building Authority Revenue (FSA Insured)............      6.00     12-01-14    1,353,990
    1,480    North Dakota Building Authority Revenue (FSA Insured)............      6.10     12-01-16    1,536,684
      450    North Dakota Muni Bond Bank......................................      6.25     12-01-11      459,756
      300    North Dakota Muni Bond Bank......................................      5.50     10-01-17      295,236
      500    North Dakota Muni Bond Bank......................................      6.25     10-01-14      529,790
      200    North Dakota Student Loan (AMBAC Insured)........................      7.00     07-01-05      211,710
                                                                                                       -----------
                                                                                                         4,905,601
                                                                                                       -----------
             TOTAL INVESTMENTS IN SECURITIES (cost: $33,107,904) (d)                                   $34,238,361
                                                                                                       ===========

See accompanying notes to investments in securities.



VOYAGEUR NORTH DAKOTA TAX FREE FUND
NOTES TO INVESTMENTS IN SECURITIES


(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) The cost of securities for federal income tax purposes is $33,187,868 and the aggregate gross unrealized appreciation and depreciation of securities based on this cost are as follows:

                               Gross             Gross              Net
                            Unrealized        Unrealized        Unrealized
                           Appreciation     (Depreciation)     Appreciation

                            $1,075,600         $(25,107)        $1,050,493

(c) Investments in bonds, by rating category (unaudited) as a percentage of total bonds, are as follows:

                        Aaa/AAA         Aa/AA         A/A          Baa/BBB       NR/NR         Total
                          38%            27%          16%            18%          1%           100%

(d) Security subject to the Alternative Minimum Tax. At December 31, 1996, the total of such securities is equal to 13.1% of the Fund's total net assets.



FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------


Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended December 31, 1996 shown below. Exempt interest dividends are exempt from federal income tax and should not be included in shareholder's gross income, but need to be reported on the income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1997, the Fund separately provided each shareholder with tax information for calendar year 1996.

                                                         PER CLASS            PER CLASS            PER CLASS
                                                          A SHARE              B SHARE              C SHARE
                                                            YEAR                 YEAR                 YEAR
                                                            ENDED                ENDED                ENDED
                                                        DECEMBER 31,         DECEMBER 31,          DECEMBER 31,
                                                            1996                 1996                  1996
                                                        ------------         ------------          ------------
Net investment income distributions
   (none qualifying for corporate dividend
     received deduction).............................      $.5295               $.4779                $.4270
                                                           ======               ======                ======


For federal income tax purposes, 99.98% of the above net investment income distributions were derived from interest on securities exempt from federal income tax.



VOYAGEUR ON CALL (TM)

[Line Drawing of a telephone]
800.545.3863

We invite you to use the Voyaguer interactive voice response system, Voyageur On Call (TM) (800.545.3863). The system is designed to give you information about the Fund(s) in your account. It can also provide price and yield information for the Fund(s). 24-hour access available to Touch Tone telephones only.

VOYAGEUR
YOUR TAX SENSITIVE INVESTMENT MANAGER


90 South Seventh Street, Suite 4400
Minneapolis, Minnesota 55402-4115


VOY-NDAR 3/97